Exhibit 10.1
EXECUTION COPY
DEBT EXCHANGE AGREEMENT
          This DEBT EXCHANGE AGREEMENT (this “Agreement”), dated as of October 28, 2009, is entered into by and among Libbey Glass Inc., a Delaware corporation (the “Company”), Libbey Inc., a Delaware corporation (“Parent”) and Merrill Lynch PCG, Inc., a Delaware corporation (the “Investor” and together with the Company and Parent, the “Parties” and each, a “Party”).
W I T N E S S E T H:
          WHEREAS, the Investor holds an aggregate principal amount of $160,862,039 of 16% Senior Subordinated Pay-In-Kind Notes due 2011 of the Company (the “Old PIK Notes”), which constitutes the total principal amount of the Old PIK Notes outstanding;
          WHEREAS, the Investor holds a warrant to purchase 485,309 shares of the common stock, par value $0.01 per share, of Parent (the “Common Stock”) (the foregoing warrant, the “2006 Warrant”); and
          WHEREAS, subject to the terms and conditions herein, (a) the Investor and the Company have agreed to exchange (the “Notes Exchange”) the Notes Exchange Old PIK Notes (as defined herein) for $80,431,000 aggregate principal amount of Senior Subordinated Secured Pay-In-Kind Notes due 2021 (the “Exchange PIK Notes”) to be issued pursuant to the indenture dated June 16, 2006, as amended and restated in the form of Exhibit A hereto (the “Indenture”) between the Company and the Investor and guaranteed on a subordinated basis (the “Guarantees”) by the guarantors party thereto, including Parent (the “Guarantors”) and secured by third-priority liens on substantially all of the tangible and intangible assets of the Company and the Guarantors, (b) the Investor and Parent have agreed to exchange the remaining Old PIK Notes held by the Investor for (the “Debt-for-Equity Exchange” and collectively with the Notes Exchange, the “Exchange”) (i) 933,145 shares of Common Stock (the “Exchange Shares”), (ii) the Series I Exchange Warrant (as defined herein), and (iii) if applicable, the Series II Exchange Warrant (as defined herein) and one or more Series III Exchange Warrants (as defined herein) (together with the Series I Exchange Warrant, the “Warrants” and the Exchange PIK Notes, the Series I Exchange Warrant, the Warrant Shares (as defined below) and Exchange Shares, the “Exchange Securities”).
          NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the Parties agree as follows:

Section I
EXCHANGE
          1.1 Closing Transactions. Concurrently with the execution hereof, (a) the Investor is delivering to the Company and Parent an aggregate principal amount of $160,862,039 million of the Old PIK Notes, and the Company shall cancel such Old PIK Notes;
               (b) the Company and the Investor are each executing and delivering to the other Party the amended and restated Indenture substantially in the form attached hereto as Exhibit A (the “Amended and Restated Indenture”);
               (c) the Guarantors are executing and delivering the Amended and Restated Indenture to the Investor;
               (d) the Company is executing and delivering to the Investor the Exchange PIK Notes;
               (e) Parent is executing and delivering to the Investor the Series I Exchange Warrant substantially in the form attached hereto as Exhibit C;
               (f) Parent is delivering to the Investor a certificate registered in the Investor’s name representing 933,145 shares of Common Stock;
               (g) Parent is delivering to the Investor a certificate of Parent’s transfer agent as to the number of shares of Common Stock outstanding as of the date hereof;
               (h) Parent and the Investor are executing and delivering to the other Party the Amended and Restated Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the “Amended and Restated Registration Rights Agreement” and together with this Agreement, the Amended and Restated Indenture, the Series I Exchange Warrant, the Engagement Letter and the Collateral Documents, including, without limitation, the Reaffirmation, the “Transaction Documents”);
               (i) Latham & Watkins LLP, counsel for the Company and Parent and the General Counsel of Parent are delivering to the Investor their respective written opinions, dated the date hereof and addressed to the Investor, each in a form agreed upon by the parties (the consummation of the transactions in clauses (a) through (h), collectively, the “Closing,” the date of which is the “Closing Date”); and

               (j) Parent will deliver to the Investor, within 30 days following the Closing Date, the Mortgage Modifications, and for each real property that is subject to the existing Louisiana Mortgage, New York Mortgage, Ohio Mortgage or Wisconsin Mortgage, as the case may be, title policy endorsements acceptable to the Investor issued by the title insurance company recording the Mortgage Modifications acceptable to the Investor.
Section II
REPRESENTATIONS AND WARRANTIES
          2.1 Representations and Warranties of the Company and Parent. The Company and Parent, jointly and severally, represent and warrant to the Investor as follows:
               (a) Organization, Authority and Subsidiaries. The Company, Parent and each of the Company’s Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company, Parent and each of the Company’s Subsidiaries possess all requisite power and authority and all material licenses, permits and authorizations necessary to own and operate their respective properties, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect (as hereinafter defined) (i) on the business, properties, management, financial position or results of operations or prospects of the Parent, the Company and each of the Company’s Subsidiaries taken as a whole or (ii) on the performance by the Company and the Guarantors of their obligations under the Exchange Securities and the Guarantees (each an “Issuer Material Adverse Effect”), to carry on their respective businesses as presently conducted and to carry out the Exchange and the transactions contemplated by this Agreement and the other Transaction Documents. Schedule 2.1(a) to this Agreement sets forth all of the direct and indirect Subsidiaries of the Parent and the Company and any other entity in which any of them owns an Equity Interest and the percentage ownership of such entity.
               (b) Due Issuance and Authorization. (i) Each of the Transaction Documents has been duly authorized by the Company, Parent and each of the Guarantors to the extent each is a party thereto and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will each constitute a valid and legally binding agreement of the Company, Parent and each of the Guarantors, to the extent each is a party thereto, enforceable against the Company, Parent and each of the Guarantors, to the extent each is a party thereto, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).
                    (ii) The Exchange PIK Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Amended and Restated Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Amended and Restated Indenture; and the Guarantees of the Exchange PIK Notes have been duly authorized by each of the Guarantors and, when the Exchange PIK Notes have been duly executed, authenticated, issued and delivered as provided in the Amended and Restated Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. The obligations of the Company and the Guarantors under the Exchange PIK Notes in favor of the Investor are secured by valid and enforceable perfected third priority liens on the Collateral (as defined in the Collateral Documents) pursuant to the Collateral Documents for the benefit of holders of the Investor, and the Collateral will be free and clear of all liens, except for the liens on the Collateral created or permitted by the Credit Agreement, Indenture and the Collateral Documents.
                    (iii) The Exchange Shares have been duly authorized by the Parent and, when paid for as provided herein, will be validly issued, fully paid and non-assessable and free and clear of any pre-emptive rights or rights of first offer or similar rights and will be free of any liens or encumbrances, except inchoate liens arising by operation of law, of the stockholders of Parent; provided, however, that the Exchange Shares may be subject to restrictions on transfer under state and/or federal securities laws or otherwise required by such laws at the time a transfer is proposed.
                    (iv) Each series of the Warrants have been duly authorized by the Parent and, when duly executed, delivered and paid for as provided herein, will constitute valid and legally binding obligations of the Parent enforceable against the Parent in accordance with their terms, subject to the Enforceability Exceptions.
                    (v) Upon issuance pursuant to the terms of the respective Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, shall be issued free from any preemptive rights or rights of first offer or similar rights and free from all taxes, liens and charges except inchoate liens arising by operation of law with respect to the issue thereof and, based in part upon the representations and warranties of the Investor, shall be issued in compliance with all federal and state securities laws; provided, however, that the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws or otherwise required by such laws at the time a transfer is proposed.
               (c) Consents. Except as has been obtained or as may be required under the Amended and Restated Registration Rights Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority, regulatory authority, or court or other third party on the part of the Company, Parent or the Guarantors is required in connection with the execution and delivery of the Transaction Documents or the consummation of the Exchange and the transactions contemplated hereby or thereby (other than the filings of Uniform Commercial Code financing statements).
               (d) No Conflicts. The execution, delivery and performance by Parent, the Company and each of the Guarantors, as applicable, of the Transaction Documents, to the extent party thereto, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of, any lien, charge or encumbrance upon any property or assets of Parent, the Company or any of the other Guarantors pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, each as amended, to which Parent, the Company or any of the other Guarantors is a party or by which Parent, the Company or any of the other Guarantors is bound or to which any of the property or assets of Parent, the Company or any of the Company’s Subsidiaries is subject (other than any lien or encumbrance created or imposed pursuant to the Amended and Restated Indenture, the Exchange PIK Notes, and the Collateral Documents), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Parent, the Company or any of the Company’s Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have an Issuer Material Adverse Effect.
               (e) Capitalization. The authorized capital stock of Parent consists of (a) 5,000,000 shares of preferred stock, par value $.01 per share and (b) 50,000,000 shares of Common Stock. As of the date hereof, no shares of Preferred Stock were issued and outstanding and 15,155,560 shares of Common Stock were issued and outstanding. All the outstanding shares of capital stock or other equity interests of the Parent, the Company and the Company’s Subsidiaries have been duly and validly authorized and are issued, are fully paid and non-assessable (except, in the case of any foreign Subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Parent, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party except for (i) those created pursuant to the Credit Agreement, the Indenture governing the Company’s Floating Rate Senior Secured Notes due 2011, dated June 16, 2006, any Credit Documentation, or any Collateral Documents and (ii) such liens, charges or other claims that would not, individually or in the aggregate, have an Issuer Material Adverse Effect. All the outstanding shares of capital stock or other equity interests of the Parent have been duly and validly authorized and issued, are fully paid and non-assessable.
               (f) No Undisclosed Liabilities. Except for those liabilities and obligations (i) reserved against or provided for in the audited consolidated balance sheet of Parent as of December 31, 2008 or in the notes thereto or in the unaudited consolidated balance sheet of Parent as of June 30, 2009 or in the notes thereto, (ii) incurred in the ordinary course of business consistent with past practice, (iii) incurred under this Agreement or in connection with the transactions contemplated hereby, including the Exchange, or (iv) as would not have an Issuer

Material Adverse Effect, none of Parent, the Company or any of the Company’s Subsidiaries is subject to any liabilities or obligations of any nature, whether accrued, absolute, determined, determinable, fixed or contingent, that would be required to be recorded or reflected on a balance sheet in accordance with United States generally accepted accounting principles as of the date hereof.
               (g) Brokers. Except for fees that are or may be payable to Barclays Capital Inc. pursuant to the engagement letter, dated March 9, 2009 and fees that may be payable to the lenders under the Credit Agreement, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Exchange and the transactions contemplated by the Transaction Documents based on any arrangement or agreement binding upon Parent, the Company or any of the Company’s Subsidiaries.
               (h) Financial Statements. The financial statements and the related notes thereto included in the SEC Documents (as hereinafter defined) present fairly the consolidated financial position of the Parent, the Company and the Company’s Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby.
               (i) Disclosure Controls and Procedures. The Parent, the Company and the Company’s Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-l5(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the SEC Documents, there are no material weaknesses in the Parent’s or the Company’s internal controls.
               (j) Absence of Certain Developments. Since the date of the most recent consolidated financial statements of the Parent, the Company and the Company’s Subsidiaries included in the SEC Documents, except to the extent resulting from (i) general economic, regulatory or political conditions or changes therein in the United States or other countries in which the Parent, the Company and the Company’s Subsidiaries operate; (ii) financial or securities market fluctuations or conditions or (iii) changes in applicable law or GAAP, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Parent or the Company on any class of capital stock, or any material adverse change, or, to the knowledge of Parent or the Company, any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Parent, the Company and the Company’s Subsidiaries taken as a whole; (ii) neither the Parent, nor the Company nor any of the Company’s Subsidiaries has entered into any transaction or agreement not in the ordinary course of business that would be likely to have an Issuer Material Adverse Effect; and (iii) neither the Parent, nor the Company nor any of the Company’s Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise set forth on Schedule 2.1(j) hereto.
               (k) Title to Property and Assets. Parent, the Company and the Company’s Subsidiaries each have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are described or referred to in the Collateral Documents and any other real or personal property material to the respective businesses of the Parent, the Company and the Company’s Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for those expressly permitted in the Collateral Documents, and those that (i) secure debt obligations of the Parent, the Company and the Company’s Subsidiaries identified on Schedule 2.1(a) hereto, or (ii) do not materially interfere with the use made and proposed to be made of such property by the Parent, the Company and the Company’s Subsidiaries.
               (l) SEC Documents. Since October 1, 2008, the Parent has timely filed all reports, schedules, forms and statements required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and after January 1, 2009, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the adoption of the Sarbanes-Oxley Act, the Parent has complied in all material respects with the laws, rules and regulations thereunder. As of their respective dates, the financial statements of the Parent included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.
               (m) Intellectual Property. The Parent, the Company and the Company’s Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Parent, the Company and the Company’s Subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

               (n) Foreign Corrupt Practices Act. Neither the Parent, nor the Company nor any of the Company’s Subsidiaries nor, to the best knowledge of Parent and the Company, any director, officer, agent, employee or other Person associated with or acting on behalf of the Parent, the Company or any of the Company’s Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
               (o) Right of First Refusal; Voting and Registration Rights. No Person has any right of first refusal, preemptive right, right of first offer, right of co-sale or other similar right regarding the Parent or the Company’s securities. There are no provisions of the certificate of incorporation or the bylaws of the Parent, the Company or the constituent documents of any of the Company’s Subsidiaries, no agreements to which the Parent, the Company or any of the Company’s Subsidiaries is a party and no agreements by which the Parent, the Company, any of the Company’s Subsidiaries or the Exchange Securities are bound, which (a) may affect or restrict the voting rights of the Investor with respect to the Exchange Shares or the Warrant Shares in its capacity as a stockholder of the Parent, (b) restrict the ability of the Investor, or any successor thereto or assignee or transferee thereof, to transfer any of the Exchange Securities, (c) would adversely affect the Parent’s, the Company’s, any Guarantors, or the Investor’s right or ability to consummate the transactions contemplated by this Agreement or comply with the terms of the Transaction Documents and the transactions contemplated hereby or thereby, (d) require the vote of more than a majority of the Parent’s issued and outstanding Common Stock, voting together as a single class, to take or prevent any corporate action, other than those matters requiring a class vote under Delaware law, or (e) entitle any party to nominate or elect any director of the Parent or require any of the Parent’s stockholders to vote for any such nominee or other Person as a director of the Parent in each case, except as provided for in this Agreement. Other than pursuant to the Amended and Restated Registration Rights Agreement, the Parent is not under any contractual obligation to register for sale any of its securities under the Securities Act.
               (p) Issuances Exempt. Assuming the truth and accuracy of the representations and warranties of the Investor contained in Section 2.2 hereof, the offer, sale, and issuance of the Exchange Securities will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. All shares of capital stock and other securities issued by the Parent prior to the date of this Agreement have been issued in transactions either registered under the Securities Act or exempt from the registration requirements under the Securities Act and all applicable state securities or “blue sky” laws, and in compliance with all applicable corporate laws. The Parent has not offered any of its capital stock, or any other securities, for sale to, or solicited any offers to buy any of the foregoing from the Parent, or otherwise approached or negotiated with any other Person in respect thereof, in such a manner as to require registration under the Securities Act. No holder of any of the Parent’s capital stock has any rescission rights.

               (q) No Integrated Offering. Neither Parent, the Company nor any of their respective Affiliates or any other Person acting on the Parent’s or the Company’s behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the Exchange Securities, nor have any of such Persons made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of any of the Exchange Securities under the Securities Act or cause the Exchange or the other transactions contemplated by this Agreement to be integrated with any prior offering of securities of the Parent or the Company for purposes of the Securities Act or any applicable stockholder approval provisions.
               (r) Litigation. Except as described in the SEC Documents, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Parent, the Company or any of the Company’s Subsidiaries is a party or to which any property of the Parent, the Company or any of the Company’s Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Parent, the Company or any of the Company’s Subsidiaries, could reasonably be expected to have an Issuer Material Adverse Effect; and to the best knowledge of the Company and each of the Guarantors, no such investigations, actions, suits or proceedings are threatened by any Governmental Entity or by others.
               (s) Compliance with Laws. Neither the Parent, the Company nor any of the Company’s Subsidiaries is in violation of any law, ordinance or regulation of any Governmental Entity, except for violations that, either singly or in the aggregate, would not have an Issuer Material Adverse Effect.
               (t) Taxes. (i) The Parent, the Company and the Company’s Subsidiaries have paid all federal, state, local and foreign taxes and filed all Tax Returns required to be paid or filed through the date hereof; and (ii) except as otherwise disclosed in the SEC Documents, there is no tax deficiency that has been asserted against the Parent, the Company or any of the Company’s Subsidiaries or any of their respective properties or assets; except, in the case of each of clauses (i) or (ii) above, for any such payment or filing failures or deficiencies as would not, individually or in the aggregate, have an Issuer Material Adverse Effect.
               (u) Employee Relations.
                    (i) Except for any non-compliance with (i) — (v) below that would not, individually or in the aggregate, have an Issuer Material Adverse Effect (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Parent, the Company or any member of the Parent’s “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) no Plan subject to Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA, has applied for, received or is reasonably expected to apply for a funding waiver under Section 412(c) of the Code or Section 302(c) of ERISA; (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA for which the notice requirements have not been waived) has occurred or is reasonably expected to occur; and (v) neither the Parent, nor the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).
                    (ii) No labor disturbance by or dispute with employees of the Parent, the Company or any of the Company’s Subsidiaries exists or, to the best knowledge of the Company and each of the Guarantors, is contemplated or threatened and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Parent’s, the Company’s or any of the Company’s Subsidiaries’ principal suppliers, contractors or customers, except as (x) disclosed in the SEC Documents or (y) would not have an Issuer Material Adverse Effect.
               (v) Acknowledgment Regarding Securities. The Parent acknowledges that its obligation to issue Exchange Shares and Warrant Shares upon conversion of the respective Warrants in accordance with the terms of this Agreement and the respective Warrants, is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders of the Parent. Taking the foregoing into account, the Parent’s Board of Directors has determined in its good faith business judgment that the issuance of the Exchange Shares and the respective Warrants hereunder and the consummation of the other transactions contemplated hereby are (a) in the best interests of the Parent and its stockholders and (b) do not breach (with or without the passage of time or the giving of notice) any obligations of the Parent, the Company or any of the Company’s Subsidiaries the result of which would have an Issuer Material Adverse Effect.
               (w) Environmental Matters. (i) The Parent, the Company and the Company’s Subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Parent, the Company or the Company’s Subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have an Issuer Material Adverse Effect; and (iii) except as described in the SEC Documents, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Parent, the Company or any of the Company’s Subsidiaries under any Environmental Laws in which a Governmental Entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Parent, the Company and the Company’s Subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have an Issuer Material Adverse Effect.
               (x) Related-Party Transactions. No relationship, direct or indirect, exists between or among the Parent, the Company or any of the Company’s Subsidiaries, on the one hand, and the directors, officers, stockholders or other Affiliates of the Parent, the Company or any of the Company’s Subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the SEC and that is not so described in the SEC Documents.
               (y) Insurance. The Parent, the Company and the Company’s Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally consistent with industry practice to protect the Parent, the Company and the Company’s Subsidiaries and their respective businesses. Neither the Parent nor the Company nor any of the Company’s Subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.
          2.2 Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company and Parent as follows:
               (a) Organization. The Investor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be likely to have a material adverse effect on the ability of the Investor to perform its obligations under the Transaction Documents, to the extent a party thereto (an “Investor Material Adverse Effect”). The Investor possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its business as presently conducted and to carry out the Exchange and the transactions contemplated by this Agreement, except as would not have an Investor Material Adverse Effect.
               (b) Authorization. The execution, delivery and performance of the Transaction Documents to which the Investor is a party have been duly and validly authorized by all necessary corporate action of the Investor. The Transaction Documents to which the Investor is a party each constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by the Enforceability Exceptions. No other corporate proceedings are necessary for the execution and delivery by the Investor of this Agreement, the performance of its obligations hereunder or the consummation by it of the Exchange and the transactions contemplated hereby.
               (c) Consents. Except as has been obtained or will be obtained prior to the Closing, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority, regulatory authority, court or other third party on the part of the Investor is required in connection with the execution and delivery of this Agreement or the consummation of the Exchange and the transactions contemplated hereby, except where the failure to obtain such consent, approval or authorization or make such declaration or filing would not be reasonably likely to have an Investor Material Adverse Effect.
               (d) No Conflicts. The execution, delivery and performance by the Investor of the Transaction Documents to which the Investor is a party and the consummation of the and the transactions contemplated thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investor is a party or by which the Investor is bound, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Investor or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have an Investor Material Adverse Effect.
               (e) Title. The Investor has good and valid title to the Old PIK Notes held by it and will deliver the Old PIK Notes free and clear of all commitments, mortgages, pledges, taxes, liens, charges, encumbrances or other security interests or claims of right to title by any third party of any kind whatsoever.
               (f) Investor Capacity. The Investor, by reason of the business and financial experience of its management, has the capacity to protect its own interests in connection with the Exchange and the transactions contemplated by this Agreement. The Investor is able to bear the economic risk of an investment in the Exchange Securities and has sufficient net worth to sustain a loss of all of its investment in the Exchange Securities if such a loss should occur. The

Investor is acquiring the Exchange Securities for its own account for investment only, not as a nominee or agent, and not with a view towards the resale or distribution thereof in violation of the Securities Act. The Investor represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.
               (g) Due Diligence. The Investor has received all such documents, records and information which the Investor has requested, and has had adequate opportunity to ask questions of, and receive answers from, Parent’s and the Company’s respective officers, employees, agents, accountants, and representatives concerning the business, operations, financial condition, assets, liabilities, and all other matters relating to Parent, the Company and its Subsidiaries relevant to the Investor’s investment in the Exchange Securities.
               (h) No Registration. The Investor understands and hereby acknowledges that it is aware that the Exchange Securities have not been registered under the Securities Act or any similar state securities laws and that the Exchange Securities will be issued by the Company in reliance upon exemptions from the registration requirements of such laws. The Investor further understands and acknowledges that all representations, warranties and agreements made herein form, in part, the basis for the foregoing exemptions under the Securities Act and the applicable state securities laws, and that in issuing the Exchange Securities to the Investor, the Company and Parent have relied on all representations, warranties and agreements of the Investor contained herein.
               (i) Certain Tax Matters. The Investor does hereby acknowledge that it (i) has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of an investment in the Exchange Securities, (ii) is relying solely on such advisors and not on any statements or representations of Parent, the Company, the Guarantors or any of their respective agents and (iii) understands that it shall be responsible for its own tax liability that may arise as a result of this investment in the Exchange Securities.
Section III
ADDITIONAL AGREEMENTS
          3.1 Standstill.
               (a) So long as the Investor owns Registrable Common Stock or has the right to acquire Registrable Common Stock or has a contingent or non-contingent right to receive a Series II Exchange Warrant and/or Series III Exchange Warrant pursuant to this Agreement exercisable for Registrable Common Stock (the “Standstill Period”), Investor shall not, and shall cause each of its controlled Affiliates not to: (i) other than with respect to the Warrant Shares or shares of Common Stock issuable upon exercise of the 2006 Warrant, as applicable, acquire, or propose to acquire (whether publicly or otherwise) beneficial ownership of any equity securities or assets, or rights or options to acquire any such securities or assets (through purchase, exchange, conversion or otherwise), of Parent or any of its Subsidiaries, including derivative securities representing the right to vote or economic benefits of any such securities; (ii) make, effect or commence any tender or exchange offer, merger or other business combination involving Parent or any of its Subsidiaries; (iii) consummate or commence any recapitalization, restructuring, liquidation or, dissolution with respect to Parent or any of its Subsidiaries; (iv) make, or in any way participate in, any “solicitation” of proxies to vote or consent, or seek to advise or influence any Person with respect to the voting of, any voting securities of Parent or any of its Subsidiaries (but without limiting stockholders’ rights to vote the securities); (v) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to, or otherwise act in concert with any Person in respect of, any voting equity securities of Parent or any of its Subsidiaries; (vi) negotiate with any Person with respect to, or make any statement or proposal to any Person with respect to, or make any public announcement (except as required by law) or proposal or offer whatsoever with respect to, or act as a financing source for or otherwise invest in any other Persons (other than in its or its Affiliates’ investment management, banking, brokerage, securities or similar business and other such insubstantial investments in the ordinary course of business) in connection with, or otherwise solicit, seek or offer to effect any transactions or actions described in the foregoing clauses (i) through (vii), or make any other proposal or statement inconsistent with the terms of this Section 3.1 or that otherwise would reasonably be expected to result in a public announcement regarding any such transactions or actions (except as required by law); or (viii) knowingly advise, assist, or encourage any other Persons in connection with any of the foregoing (other than in its or its Affiliates’ investment management, banking, brokerage, securities or similar business); unless and until, in the case of each of the foregoing clauses (i) through (vii), the Investor has received the prior written invitation or approval of Parent’s Board of Directors to do so.
               (b) During the Standstill Period, Investor, together with its Affiliates (whose ownership of Common Stock would be aggregated with the Investor for determinations of beneficial ownership pursuant to this paragraph), shall not become a beneficial owner of more than 29.5% of the outstanding Common Stock (the “Cap”) (beneficial ownership shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, except that it shall include shares of Common Stock that Investor or such Affiliates have the right to acquire, whether such right is exercisable immediately or only after the passage of time). The Cap shall not apply if bankruptcy or liquidation proceedings have commenced by or on behalf of the Company. The Cap shall be automatically increased to such higher percentage of Common Stock as may be permitted in the future without triggering change in control covenants in any credit agreement, indenture or management agreement of Parent and/or the Company. By way of example, if the change in control trigger in the Credit Agreement and all of the Company’s management agreements were increased to 33%, the Cap would be increased to 32.5%. In addition, the Cap shall not apply in the event that a change in control or similar event, not caused by actions of the Investor or its Affiliates, occurs and results in repurchase obligations, defaults or acceleration with respect to all credit agreements, indentures or other indebtedness containing such a provision of Parent and/or the Company that contain such change in control covenants that are not otherwise waived (and without regard to consequences under management agreements) (a “Cap Termination”). For the avoidance of doubt, the parties intend the Cap to prohibit Investor’s purchases of Common Stock from triggering change in control covenants with respect to Parent and the Company’s indebtedness and management agreements unless such covenants are already triggered and not waived as a result of Common Stock purchases by other parties.
          3.2 Lock-Up. Subject to the exceptions contained in this Section 3.2, so long as the Investor owns Registrable Common Stock or has the right to acquire Registrable Common Stock or has a contingent right to receive a Series II Exchange Warrant and/or Series III Exchange Warrant pursuant to this Agreement exercisable for Registrable Common Stock, the Investor shall not offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Common Stock, any rights to acquire Common Stock or any interest therein (any of the foregoing, a “Disposition”) if the aggregate number of Common Stock sold by the Investor on any given trading day would exceed 50% of the average daily volume for the prior ten trading days, excluding shares of Common Stock sold by the Investor during the applicable period.
Notwithstanding the foregoing, a Disposition of Common Stock by the Investor shall not be subject to the foregoing if the Disposition of Common Stock is:
               (a) pursuant to an offer or exchange subject to Regulation 14D of the Exchange Act;
               (b) pursuant to a negotiated transaction with a third party involving a block sale of Common Stock;
               (c) arising as a result of a merger or similar transaction involving Parent;
               (d) to Parent or
               (e) pursuant to an underwritten offering of the Common Stock.
In the event that the outstanding shares of Common Stock shall be changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the limitations shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

          3.3 Contingent Warrants.
               (a) If any principal amount of the Exchange PIK Notes is outstanding on the earlier of (such earlier date, the “Series II Date”) (i) December 1, 2010 or (ii) the date that the Company has paid off, defeased, satisfied and discharged or redeemed its indebtedness obligations under its Floating Rate Notes, Parent shall issue to the Investor on the Series II Date a warrant substantially in the form attached hereto as Exhibit D, which, when exercised, will entitle the Investor to acquire, subject to the Cap, a number of shares of fully paid and non-assessable Common Stock representing ten percent (10%) (such percentage to be reduced on a pro rata basis with any reduction in the principal amount of the Exchange PIK Notes as of the Series II Date) of the Common Stock outstanding as determined on the Series II Date (on a fully diluted basis, excluding the shares of Common Stock issuable upon exercise of the 2006 Warrant and the Series I Exchange Warrant and any options to purchase shares of Common Stock outstanding on the date of this Agreement, provided such options have not been repriced or otherwise modified) at a price of $0.01 per share of Common Stock (the “Series II Exchange Warrant”). By way of example, if a principal amount of $40.2 million of the Exchange PIK Notes is outstanding as of the Series II Date, Parent would issue a Series II Exchange Warrant entitling the Investor to acquire, subject to the Cap, a number of shares of fully paid and non-assessable Common Stock representing five percent (5%) of the Common Stock outstanding, as determined on the Series II Date (on a fully diluted basis, excluding the shares of Common Stock issuable upon exercise of the 2006 Warrant and the Series I Exchange Warrant and any options to purchase shares of Common Stock outstanding on the date of this Agreement, provided such options have not been repriced or otherwise modified), at a price of $0.01 per share of Common Stock.
               (b) If any principal amount of the Exchange PIK Notes is outstanding 180 days, 210 days or 240 days after the Series II Date (each, a “Series III Issuance Date”), Parent shall issue to the Investor on such date, as applicable, a warrant in the form attached hereto as Exhibit E, which, when exercised, will entitle the Investor to acquire, subject to the Cap then in effect, a number of shares of fully paid and non-assessable Common Stock representing three and one-thirds percent (3 1/3%) (such percentage to be reduced on a pro rata basis with any reduction in the principal amount of the Exchange PIK Notes as of such Series III Issuance Date) of the Common Stock outstanding as determined on the Series II Date (on a fully diluted basis, excluding the shares of Common Stock issuable upon exercise of the 2006 Warrant and the Series I Exchange Warrant and any options to purchase shares of Common Stock outstanding on the date of this Agreement, provided such options have not been repriced or otherwise modified) at a price of $0.01 per share of Common Stock (each, a “Series III Exchange Warrant” and together with the Series I Exchange Warrant and Series II Exchange Warrant, the “Exchange Warrants”). By way of example, if a principal amount of $40.2 million of the Exchange PIK Notes is outstanding 210 days after the Series II Date, Parent would issue on that date a Series III Exchange Warrant entitling the Investor to acquire, subject to the Cap, if applicable, a number of shares of fully paid and non-assessable Common Stock representing one and two-thirds percent (1 2/3%) of the Common Stock outstanding, as determined on the Series II Date (on a fully diluted basis, excluding the shares of Common Stock issuable upon exercise of the 2006 Warrant and the Series I Exchange Warrant and any options to purchase shares of Common Stock outstanding on the date of this Agreement, provided such options have not been repriced or otherwise modified), at a price of $0.01 per share of Common Stock.
               (c) Notwithstanding anything to the foregoing in Sections 3.3(a) and 3.3(b), prior to and as a condition to the issuance of any Series II Exchange Warrant or Series III Exchange Warrant, the Investor shall provide to Parent a certificate of an officer of the Investor confirming the number of shares of Common Stock beneficially owned by the Investor, together with its Affiliates whose ownership of Common Stock would be aggregated with the Investor for purposes of Section 3.3(b) hereof (calculated to include the right to acquire Common Stock, whether such right is exercisable immediately or only after the passage of time) (the “Confirmation”) and certifying that such current ownership, together with the shares of Common Stock issuable upon exercise of such Series II Exchange Warrant or Series III Exchange Warrant and the right to acquire Common Stock by the Investor or such Affiliates, whether such right is exercisable immediately or only after the passage of time, does not exceed the Cap then in effect (the “Certification”). If the Investor is unable to provide the Certification to Parent then, subject to the other provisions of this Agreement and upon receipt of the Confirmation, Parent shall issue a portion of such Series II Exchange Warrant or Series III Exchange Warrant, as applicable, entitling the Investor to acquire such number of shares of Common Stock such that the Common Stock beneficially owned by the Investor, together with such Affiliates, directors, officers and representatives (calculated to include the right to acquire Common Stock by the Investor or such Affiliates, whether such right is exercisable immediately or only after the passage of time) would not exceed the Cap, and Parent shall issue the remaining portion of such Series II Exchange Warrant or Series III Exchange Warrant that would have been issuable as of the Series II Date or the Series III Issuance Date (without regard to subsequent redemptions of Exchange PIK Notes), as applicable, at such subsequent time as the Investor is able to provide the Certification to Parent, or the Cap shall no longer be applicable.
               (d) For so long as (i) any portion of the Exchange PIK Notes remains outstanding and (ii) any portion of the Series II Warrants or Series III Warrants has not yet been issued pursuant to this Section 3.3, Parent shall not repurchase, extinguish or otherwise reduce outstanding shares of its capital stock without the prior consent of the Investor if such reduction in outstanding shares would result in the Investor beneficially owning more than 9.5% of the outstanding shares of Common Stock.
          3.4 Further Assurances. From time to time after the Closing Date, each Party hereto shall deliver or cause to be delivered such further documents and instruments and shall do and cause to be done such further acts as a Party may reasonably request to carry out the provisions and purposes of this Agreement.
          3.5 Public Announcements. Except as may be required by applicable law, no Party hereto shall make any public announcements or otherwise communicate with any news media with respect to this Agreement or any of the transactions contemplated hereby, without prior consultation with the other parties as to the timing and contents of any such announcement or communications; provided, however, that nothing contained herein shall prevent any Party from promptly making all filings with any Governmental Entity or disclosures with the stock exchange, if any, on which such Party’s capital stock is listed, as may, in its judgment, be required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.
          3.6 Blue Sky Laws. The Parent shall exercise its commercially reasonable best efforts to register or qualify (or obtain an exemption from registration) the Exchange Securities under the blue sky laws of such states and districts of the United States and such other jurisdictions as the Investor shall reasonably request; provided, however, that, in the case of non-U.S. jurisdictions, the Parent will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.6, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction). The Parent shall pay for all fees (including filing and application fees), costs and expenses in connection therewith.
          3.7 Reservation of Common Stock. The Parent shall reserve and keep available out of its authorized but unissued Common Stock the number of shares required for (i) the issuance of the Exchange Shares and (ii) the exercise of any of the Warrants.
          3.8 Investor Agreements.
               (a) So long as the Investor owns Registrable Common Stock or has the right to acquire Registrable Common Stock or has a contingent or non-contingent right to receive a Series II Exchange Warrant and/or Series III Exchange Warrant pursuant to this Agreement exercisable for Registrable Common Stock, as a condition to (x) the Transfer by the Investor of any Exchange Warrant or shares of Common Stock (excluding shares of Common Stock sold pursuant to Rule 144 under the Securities Act or shares sold in an underwritten offering, whether or not registered) to any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that beneficially owns more than five (5%) percent of the outstanding shares of Common Stock immediately prior to such transfer or (y) the Transfer by the Investor of any such Exchange Warrant or shares of Common Stock representing more than five (5%) of the outstanding shares of Common Stock immediately prior to such transfer to any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), such Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) shall have entered into an agreement with Parent agreeing to the obligations of the Investor under Sections 3.1 and 3.8. It shall be deemed a sufficient evidence of compliance by the Investor with this Section 3.8(a) for the Investor to obtain a letter from such transferee in the form of Exhibit G hereto.
               (b) Notwithstanding anything to the foregoing, so long as the Investor owns Registrable Common Stock or has the right to acquire Registrable Common Stock or has a contingent or non-contingent right to receive a Series II Exchange Warrant and/or Series III Exchange Warrant pursuant to this Agreement exercisable for Registrable Common Stock, the Investor agrees that it will not directly or knowingly indirectly transfer any Exchange Warrants or shares of Common Stock to any Person listed on Schedule 3.8 hereto without the prior written consent of Parent (which consent may be given or withheld, or made subject to such conditions as are determined by Parent, in its sole discretion), other than transfers in connection with a change of control transaction resulting in a Cap Termination. It shall be deemed a sufficient investigation by the Investor as to whether such transferee is an affiliate of any Person listed on Schedule 3.8 hereof for purposes of compliance with this paragraph to obtain a letter from such transferee in the form of Exhibit H hereto.
Section IV
CERTAIN DEFINITIONS
          Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section IV, shall be construed in accordance with GAAP. The following terms have the meanings set forth below:
               “Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
               “Agreement” means this Agreement.
               “Amended and Restated Indenture” has the meaning assigned to it in Section 1.1(b) hereof.
               “Amended and Restated Registration Rights Agreement” has the meaning assigned to it in Section 1.1(h) hereof.
               “beneficial ownership” or “beneficially owns” or “beneficial owner” has the meaning as set forth in Rules 13d-3 and 13d-5 of the Exchange Act.
               “Cap” has the meaning assigned to it in Section 3.1(b) hereof.
               “Certification” has the meaning assigned to it in Section 3.3(c) hereof.
               “Change of Control Transaction” means any transaction or series of related transactions approved by the Board of Directors of Parent, that results in any Person who is not an Affiliate of Parent on the date of this Agreement acquiring control of Parent and holding more than 35% of the outstanding shares of Common Stock.

               “Closing” has the meaning assigned to it in Section 1.1 hereof.
               “Closing Date” has the meaning assigned to it in Section 1.1 hereof.
               “Code” means the Internal Revenue Code of 1986, as amended.
               “Collateral Documents” means the mortgages, deeds of trust or deeds, the Pledge and Security Agreement entered into and other instruments and documents executed and delivered pursuant to which collateral is pledged, assigned or granted in connection with the Company’s sale of 100,000 units of Senior Subordinated Secured Pay-In-Kind Notes due 2011 and the Exchange PIK Notes, including any amendments or supplements thereto.
               “Common Stock” has the meaning assigned to it in the Preamble hereof.
               “Confirmation” has the meaning assigned to it in Section 3.3(c) hereof.
               “Controlled Group” has the meaning assigned to it in Section 2.1(v)(i) hereof.
               “Credit Agreement” means the Credit Agreement, dated as of June 16, 2006, among the Company and Libbey Europe B.V., Libbey Inc., the other loan parties thereto, the lenders party thereto, JPMorgan Chase Bank, N.A. as administrative agent, LaSalle Bank Midwest National Association, and Wells Fargo Foothill, LLC and Fifth Third Bank.
               “Credit Documentation” means all the documents entered into in connection with the $150.0 million senior secured revolving credit facility entered into by the Company and Libbey Europe B.V. in June 2006.
               “Enforceability Exception” has the meaning assigned to it in Section 2.1(b)(i) hereof.
               “Engagement Letter” means the Engagement Letter by and between Parent and Bank of America Securities LLC, in the form of Exhibit F hereto.
               “Environmental Laws” has the meaning assigned to it in Section 2.1(w) hereof.

               “Equity Interest” means any share, capital stock, partnership, membership or similar interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefore.
               “ERISA” has the meaning assigned to it in Section 2.1(u)(i) hereof.
               “Exchange” has the meaning assigned to it in the Preamble hereof.
               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
               “Exchange PIK Note” has the meaning assigned to it in the Preamble hereof.
               “Exchange Securities” has the meaning assigned to it in the Preamble hereof.
               “Exchange Shares” has the meaning assigned to it in the Preamble hereof.
               “Exchange Warrants” has the meaning assigned to it in Section 3.3(b) hereof.
               “Floating Rate Notes” has the meaning assigned to it in Section 3.1(b) hereof.
               “GAAP” means United States generally accepted accounting principles consistently applied.
               “Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
               “Guarantors” has the meaning assigned to it in the Preamble hereof.
               “Investor” has the meaning assigned to it in the Preamble hereof.
               “Investor Material Adverse Effect” has the meaning assigned to it in Section 2.2(a) hereof.

               “Issuer Material Adverse Effect” has the meaning assigned to it in Section 2.1(a) hereof.
               “Liquidation” means any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Parent or the Company.
               “Louisiana Mortgage” shall mean that certain Mortgage, Security Agreement and Assignment of Rents and Leases, dated June 16, 2006 and recorded in the land mortgage records of Caddo Parish, Louisiana, by Libbey Glass, Inc. in favor of Merrill Lynch PCG Inc. for the ratable benefit of the Noteholders (as defined therein) and the other Secured Parties (as defined therein).
               “Mortgage Modifications” shall mean the modification agreements to the Louisiana Mortgage, New York Mortgage, Ohio Mortgage and Wisconsin Mortgage, to be entered into not later than 30 days following the Closing Date, by and between the Company’s Subsidiary party to such Louisiana Mortgage, New York Mortgage, Ohio Mortgage or Wisconsin Mortgage, as the case may be, as mortgagor, and the Investor, as mortgagee, in forms agreed upon by such parties.
               “New York Mortgage” shall mean that certain Mortgage, Security Agreement and Assignment of Rents and Leases, dated June 16, 2006 and recorded in the land mortgage records of Onondaga County, New York, by Syracuse China Company in favor of Merrill Lynch PCG Inc. for the ratable benefit of the Noteholders (as defined therein) and the other Secured Parties (as defined therein).
               “Notes Exchange” has the meaning assigned to it in the Preamble hereof.
               “Notes Exchange Old PIK Notes” means the Old PIK Notes to be exchanged with the Company in the Notes Exchange. The Notes Exchange Old PIK Notes shall have, in the aggregate, an adjusted issue price (as determined under Section 1.1275-1(b) of the Regulations) equal to the aggregate issue price of the Exchange PIK Notes (as determined under Sections 1273 and 1274 of the Code and the Regulations promulgated thereunder).
               “Ohio Mortgage” shall mean that certain Open-End Mortgage, Security Agreement and Assignment of Rents and Leases, dated June 16, 2006 and recorded in the land mortgage records of Lucas County, Ohio, by Libbey Glass, Inc. in favor of Merrill Lynch PCG Inc. for the ratable benefit of the Noteholders (as defined therein) and the other Secured Parties (as defined therein).
               “Old PIK Notes” has the meaning assigned to it in the Preamble hereof.

               “Parent” has the meaning assigned to it in the Preamble hereof.
               “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or other entity.
               “Plan” has the meaning assigned to it in Section 2.1(u)(i) hereof.
               “Reaffirmation” means the Reaffirmation Agreement substantially in the form attached hereto as Exhibit F.
               “Registrable Common Stock” means (i) all shares of Common Stock issued or issuable upon exercise of the 2006 Warrant, (ii) the Exchange Shares, (iii) the Warrant Shares, (iv) any other security into or for which the Common Stock referred to in clauses (i) through (iv) has been converted, substituted or exchanged, and any security issued or issuable with respect thereto upon any stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization or otherwise, until the date after which such shares of Common Stock may be sold pursuant to Rule 144 under the Securities Act without the limitations on volume, manner of sale or current information requirements set forth thereunder.
               “Regulations” means the Treasury regulations promulgated under the Code.
               “SEC” means the Securities and Exchange Commission.
               “SEC Documents” has the meaning assigned to it in Section 2.1(l) hereof.
               “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               “Series I Exchange Warrant” means a warrant, in the form attached hereto as Exhibit C, to purchase 3,466,856 shares of Parent’s outstanding Common Stock as of the date hereof at a price of $0.01 per share.
               “Series II Date” has the meaning assigned to it in Section 3.3(a) hereof.
               “Series II Exchange Warrant” has the meaning assigned to it in Section 3.3(a) hereof.

               “Series III Exchange Warrant” has the meaning assigned to it in Section 3.3(b) hereof.
               “Standstill Period” has the meaning assigned to it in Section 3.1(a) hereof.
               “Subsidiary” means, with respect to any Person, any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by such Person or (ii) with respect to which such Person possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management.
               “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, severance, stamp, occupation, premium, windfall profits, customs, duties, franchise, withholding, social security, unemployment, real property, personal property, sales, use, transfer, value added, estimated or other tax of any kind whatsoever, including any interest, penalties or additions thereto.
               “Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
               “Transaction Documents” has the meaning assigned to it in Section 1.1(h) hereof.
               “Transfer” means to sell, exchange, transfer, negotiate, gift, convey in trust, pledge, assign, encumber or otherwise dispose of.
               “Warrant Shares” means the shares of Common Stock issuable upon exercise of any of the Exchange Warrants.
               “Wisconsin Mortgage” shall mean that certain Mortgage, Security Agreement and Assignment of Rents and Leases, dated April 1, 2007 and recorded May 2, 2007 in the land mortgage records of Dane County, Wisconsin, by Traex Company in favor of Merrill Lynch PCG Inc. for the ratable benefit of the Noteholders (as defined therein) and the other Secured Parties (as defined therein).

Section V
MISCELLANEOUS
          5.1 Survival. Sections II, III, IV and V of this Agreement shall survive until the earlier to occur of (i) the consummation of a Change of Control Transaction, (ii) the termination of this Agreement, (iii) three years from the date of this Agreement or (iv) the agreement in writing among the Company, Parent and the Investor to terminate this Agreement.
          5.2 Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by a duly authorized officer of each Party.
          5.3 Waiver. The conditions to each Party’s obligation to consummate the Closing are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving Party that makes express reference to the provision or provisions subject to such waiver.
          5.4 Counterparts and Facsimile. For the convenience of the Parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by .PDF or electronic facsimile (including via electronic mail), and such .PDF or facsimiles will be deemed as sufficient as if actual signature pages had been delivered.
          5.5 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law or choice of law that would compel the application of the substantive laws of any other jurisdiction.
          5.6 WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (I) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (II) THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
          5.7 Remedies. Each of the Parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The Parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.
          5.8 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered, sent by telecopy (with hard copy to follow); (ii) one day after sent by reputable overnight express courier (charges prepaid); or (iii) five (5) days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications to the Company, Parent and the Investor shall be sent to the addresses indicated below.
          (A) If to the Investor:
Bank of America Merrill Lynch
Merrill Lynch PCG, Inc.
One Bryant Park
3rd Floor
New York, New York 10036
Attention: Robert Voreyer
Email: bob.voreyer@baml.com
with copies to (which shall not constitute notice):
2 World Financial Center
25th Floor
New York, NY 10281
Attn: Gerard Haugh
Facsimile No: (212) 236-2568
Email: Gerard_Haugh@ml.com
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Attention: Robert Copen
Facsimile: (212) 735-2000
Email: rcopen@skadden.com
          (B) If to the Company or Parent:

Libbey Glass Inc.
300 Madison Avenue
Toledo, Ohio 43604
Attention: Susan Kovach
Facsimile: (419) 325-2585
Email: susan.kovach@libbey.com
with a copy to (which shall not constitute notice):
Latham & Watkins LLP
Sears Tower, Suite 5800
233 South Wacker Drive
Chicago, Illinois 60606
Attention: Christopher D. Lueking
Facsimile: (312) 993 — 9767
Email: christopher.lueking@lw.com
          5.9 Entire Agreement. This Agreement (including the Exhibits hereto) and the other Transaction Documents referenced herein set forth the entire agreement of the Parties hereto with regard to the subject matter hereof and supersedes and replaces all prior agreements, understandings and representations, oral or written, with regard to such matters.
          5.10 Assignment; Successors and Assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Party hereto without the prior written consent of the other Parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except that the Investor may, without the prior consent of the Parent or the Company, assign its rights hereunder to any of its Affiliates and assign any or all of its rights pursuant to Section 3.3 hereunder. Except as expressly set forth herein, this Agreement shall not inure to the benefit of or be enforceable by any other Person. All covenants, promises and agreements by or on behalf of the Parties contained in this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.
          5.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the Parties.
          5.12 No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company, Parent and the Investor, any benefits, rights or remedies of any nature whatsoever.

          5.13 Restrictive Legends.
               (a) The Investor understands and agrees that Parent will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Exchange Shares and any Warrant Shares, together with any other legends that may be required by state or federal securities laws:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUEST THE DELIVERY OF AN OPINION OF COUNSEL AND/OR, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO THE ISSUER.
               (b) The Investor understands and agrees that Parent will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any Exchange Warrant, together with any other legends that may be required by state or federal securities laws:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR INSTRUMENT) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT.
          5.14 Interpretation. The headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. Except as expressly stated in this

Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Parties have executed this Debt Exchange Agreement as of the date first written above.

LIBBEY INC.
By:	/s/ Gregory T. Geswein
	Name:	Gregory T. Geswein
Its: VP, Chief Financial Officer

LIBBEY GLASS INC.
By:	/s/ Susan A. Kovach
	Name:	Susan A. Kovach
Its: VP, General Counsel & Secretary

MERRILL LYNCH PCG, INC.
By:	/s/ Gerard M. Haugh
	Name:	Gerard M. Haugh
Its: Vice President

Exhibit A
Form of Amended and Restated Indenture
See Exhibit 4.1 to this Form 8-K

Exhibit B
Form of Amended and Restated Registration Rights Agreement
See Exhibit 4.4 to this Form 8-K

Exhibit C
Form of Series I Exchange Warrant
See Exhibit 4.3 to this Form 8-K

Exhibit D
Form of Series II Exchange Warrant

FORM OF SERIES II WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR INSTRUMENT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION UNDER SAID ACT.

Libbey Inc.
Warrant for the Purchase of Common Stock

Warrant to Purchase • Shares of Common Stock
No. 1
                    FOR VALUE RECEIVED, Libbey Inc. (the “Company”), a Delaware corporation, hereby certifies that MERRILL LYNCH PCG, INC., or each of its registered assignees or transferees (any such Person, a “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined), an aggregate of • fully paid and nonassessable Warrant Shares (as hereinafter defined), at a purchase price per Warrant Share (as hereinafter defined) equal to the Exercise Price (as hereinafter defined). The aggregate number of Warrant Shares to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.

                    Section 1. Definitions. Terms defined in the Debt Exchange Agreement dated as of October 28, 2009 between the Company, Libbey Glass Inc. and the Holder (the “Debt Exchange Agreement”), unless otherwise defined herein are used herein as therein defined. The following additional terms, as used herein, have the following respective meanings:
                    “Additional Shares” means Common Stock other than Warrant Shares.
                    “Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
                    “Appraiser” has the meaning set forth in Section 7(d)(iii).
                    “Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
                    “Cap” has the meaning set forth in Section 2(b).
                    “Common Stock” means the common stock of the Company, par value $0.01 per share and any shares into which such Common Stock may thereafter be converted or changed.
                    “Credit Agreement” means the Credit Agreement, dated as of June 16, 2006, among Libbey Glass Inc. and Libbey Europe B.V., the Company, the other loan parties thereto, the lenders party thereto, JPMorgan Chase Bank, N.A. as administrative agent, LaSalle Bank Midwest National Association, Wells Fargo Foothill, LLC and Fifth Third Bank.
                    “Current Market Price” means for Common Stock the current market price of such Common Stock as determined in accordance with Section 7(c).
                    “Debt Exchange Agreement” has the meaning set forth in the introductory paragraph of Section 1.
                    “Exercise Period” means the period from and including the date hereof to and including 5:00 p.m. (New York City time) on the date representing the ten-year anniversary of the Original Issue Date (or if such day is not a Business Day, the next succeeding Business Day).
                    “Exercise Price” means, with respect to any Warrant Share, an amount equal to $0.01 per share for such Warrant Share.

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                    “Floating Rate Notes” has the meaning set forth in Section 2(b).
                    “Original Issue Date” means the date set forth on the signature page hereof.
                    “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).
                    “Volume Weighted Average Price” with respect to any share Common Stock on any Business Day shall mean the volume weighted average price on the OTC Bulletin Board (or the principal securities exchange upon which the Common Stock is then traded), from 9:30 a.m. to 4:00 p.m. (New York City time) on that Business Day as displayed by Bloomberg.
                    “Warrant Shares” means the Common Stock of the Company deliverable upon exercise of this Warrant, as adjusted from time to time.
                    Section 2. Exercise of Warrant. (a) Subject to the terms set forth in clause (b) below, this Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Company at its principal office at the address set forth on the signature page hereof (or at such other address as the Company may hereafter notify the Holders in writing), with the Purchase Form annexed hereto duly executed and accompanied by proper payment of that portion of the Exercise Price represented by the number of Warrant Shares specified in such form being exercised. Such payment may be made, at the option of the Holders, either (i) by cash, check payable to the order of the Company or wire transfer in an amount equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised or (ii) by electing to receive from the Company the number of Warrant Shares equal to (x) the number of Warrant Shares as to which this Warrant is being exercised minus (y) the number of Warrant Shares having a value, based on the Current Market Price on the trading day immediately prior to the date of such exercise, equal to the product of (aa) the Exercise Price times (bb) the number of Warrant Shares as to which this Warrant is being exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder plus, pursuant to Section 4 below, any cash in lieu of fractional shares upon cashless exercise. Upon receipt by the Company of this Warrant and such Purchase Form, together with the applicable portion of the Exercise Price, at such office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the share register of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. If this Warrant and such Purchase Form are delivered, together with the applicable portion of the Exercise Price, prior to 10:00 a.m., New York City time, the Company will take reasonable best efforts to register such

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corresponding Warrant Shares in the name of the Holder and deliver (in book-entry form) such corresponding Warrant Shares not later than 9:00 a.m., New York City time, on the following Business Day. The Company shall pay any and all documentary, stamp or similar issue taxes payable in respect of the issue of the Warrant Shares provided that the Company shall not be required to pay any taxes payable in respect of the issue or delivery of any Warrant Shares in a name other than that of the registered Holder of the Warrant at the time of exercise.
                         (b) Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised to the extent such exercise would result in the Holder becoming a “beneficial owner” (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 9.5% of the shares of Common Stock outstanding after giving effect to such exercise, taking into account all other securities beneficially owned by the Holder, on the date of such measurement (i) unless the Holder delivers a notice to the Company electing to increase such percentage above 9.5% and more than 65 days have elapsed from the date of such notice, or (ii) unless and only for so long as the Common Stock is not registered or required to be registered under Section 12 of the Exchange Act. The Company shall not repurchase or redeem any shares of Common Stock, or take any similar action, if the effect thereof would cause the Holder to beneficially own over 9.5% of the shares of Common Stock outstanding after giving effect to such exercise. Notwithstanding anything above, in no event shall the Holder, together with its Affiliates (whose ownership of Common Stock would be aggregated with the Holder for determinations of beneficial ownership pursuant to this paragraph), shall not become a beneficial owner of more than 29.5% of the outstanding Common Stock (the “Cap”) (beneficial ownership shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, except that it shall include shares of Common Stock that the Holder or such Affiliates have the right to acquire, whether such right is exercisable immediately or only after the passage of time). The Cap shall not apply if bankruptcy or liquidation proceedings have commenced by or on behalf of the Company. The Cap shall be automatically increased to such higher percentage of Common Stock as may be permitted in the future without triggering change in control covenants in any credit agreement, indenture or management agreement of Parent and/or the Company. By way of example, if the change in control trigger in the Credit Agreement and all of the Company’s management agreements were increased to 33%, the Cap would be increased to 32.5%. In addition, the Cap shall not apply in the event that a change in control or similar event, not caused by actions of the Holder or its Affiliates, occurs and results in repurchase obligations, defaults or acceleration with respect to all credit agreements, indentures or other indebtedness containing such a provision of Parent and/or the Company that contain such change in control covenants that are not otherwise waived (and without regard to consequences under management agreements). For the avoidance of doubt, the parties intend the Cap to prohibit Holder’s purchases of Common Stock from triggering change in control covenants with respect to Parent and the Company’s indebtedness and management agreements unless such covenants are already triggered and not waived as a result of Common Stock purchases by other parties.

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                    Section 3. Due Authorization; Reservation of Shares. (a) The Company represents and warrants that this Warrant has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company and entitles the Holder hereof or its assignees to purchase Warrant Shares upon payment to the Company of the Exercise Price applicable to such shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery by the Company, upon exercise of this Warrant, shares of Common Stock of the Company from time to time issuable or deliverable upon exercise of this Warrant. All such shares have been duly authorized and, if newly-issued, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.
                         (b) The Company represents and warrants that the execution and delivery by it of this Warrant does not require any action by or in respect of, or filing with, any federal, New York or Delaware governmental body, agency or official and does not contravene or constitute a default under or violation of (i) any provision of federal, New York or Delaware law or regulation, (ii) the charter or by-laws of the Company or any of its subsidiaries, (iii) any agreement to which the Company or any of its subsidiaries is a party or (iv) any judgment, injunction, order, decree or other instrument binding upon the Company or any of its subsidiaries, except in the case of clauses (i), (iii) and (iv) any defaults or violations that individually or in the aggregate would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole or the consummation of the transactions contemplated hereby.
                    Section 4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof (including a cashless exercise), the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price of one share of Common Stock.
                    Section 5. Exchange, Transfer and Assignment. This Warrant is exchangeable, at any time and from time to time, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of Warrant Shares. Subject to Section 10 hereof, the Holder of this Warrant shall be entitled to assign or transfer its interest in this Warrant (including the associated registration rights) in whole or in part to any person or persons. Upon surrender of this Warrant to the Company, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name in such instrument of assignment or transfer and, if the Holder’s entire interest is not being assigned or transferred, in the name of the Holder, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice

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specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged.
                    Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company prior to the exercise of the Warrant, or after the exercise of the Warrant with respect to any unexercised Warrant Shares, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.
                    Section 7. Anti-Dilution Provisions. The number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment from time to time as follows:
                         (a) Stock Dividends, Splits, Combinations, Subdivision, Consolidation Reclassifications, etc. If the Company at any time (i) shall declare a dividend or make a distribution on its Common Stock payable in shares in its share capital (whether shares of Common Stock or of shares of any other class), (ii) shall subdivide shares of its Common Stock into a greater number of shares, (iii) shall combine or have combined or effect a consolidation of its outstanding Common Stock into a smaller number of shares or (iv) shall issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing company), other securities of the Company, the number of shares the Holder shall be entitled to purchase upon exercise of the Warrant shall be adjusted to include the aggregate number and kind of shares of capital stock of the Company which, if the Warrant had been exercised immediately prior to such event, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, consolidation or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.
                         (b) Distribution of Evidences of Indebtedness or Assets. If the Company at any time shall fix a record date for the making of a distribution or dividend to all holders of its Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing company) of evidences of its indebtedness or assets (excluding dividends paid in or distributions of Company share capital for which the number of Warrant Shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section 7 or regular cash dividends or distributions payable out of earnings or surplus and made in the ordinary course of business) the number of Warrant Shares purchasable hereunder after such record date shall be determined by multiplying the number of Warrant Shares purchasable hereunder immediately prior to such record date by a fraction, of which the denominator shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in the good faith, reasonable judgment of the Board of Directors of the Company) of the portion of the assets or

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evidences of indebtedness to be distributed in respect of one share of Common Stock, and the numerator shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective immediately after such record date. Such adjustment shall be made whenever such a record date is fixed; and in the event that such distribution is not so made, the number of Warrant Shares purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to such record date.
                         (c) Determination of Market Price. For the purpose of any computation under Section 4 or subsection (b) of this Section 7, the Current Market Price per share of Common Stock on any record date shall be the average of the current market value, determined as set forth below, of Common Stock for the 20 consecutive Business Days prior to the date in question.
                    (i) If the Common Stock is listed on a U.S. national securities exchange or admitted to unlisted trading privileges on such an exchange, including if the Common Stock is traded on the OTC Bulletin Board, the current market value shall be the Volume Weighted Average Price of Common Stock (appropriately adjusted to take into account the occurrence during such period of stock splits and similar events); or
                    (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last bid and asked prices reported on such Business Day (x) by the National Association of Securities Dealers Automatic Quotation System or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated; or
                    (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be such value as agreed upon by the Company and the Holder or, if the Company and the Holder cannot otherwise agree, the current market value shall be determined by an independent nationally recognized investment banking firm experienced in valuing businesses (an “Appraiser”) jointly chosen by the Holder and the Company or, if the Holder and the Company cannot agree on the selection of an Appraiser within 10 Business Days, then each of the Company and the Holder shall choose an Appraiser within 10 Business Days of the end of such first 10-day period, and the current market value shall be the value agreed upon by such Appraisers or, if the two Appraisers cannot so agree, the value of a third Appraiser, which third Appraiser shall be chosen by the two Appraisers. All expenses of the Appraiser(s) shall be paid by the Company.

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                         (d) Shares Other Than Common Stock. In the event that at any time, as a result of an adjustment made pursuant to subsection (a) of this Section 7, the Holder shall become entitled to receive any shares in the share capital of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 7, and the provisions of this Warrant with respect to the Common Stock shall apply on like terms to any such other shares.
          (e) Notice of Certain Actions. In the event that at any time:
          (A) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company, share capital for which the number of Warrant Shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section 7 or regular cash dividends or distributions payable out of earnings or surplus and made in the ordinary course of business); or
          (B) the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision, consolidation or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation, amalgamation or merger to which the Company is a party, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety; or
          (C) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or
          (D) the Company or any subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); or
          (E) the Company shall propose to take any other action that would require an adjustment of the number of Warrant Shares purchasable hereunder pursuant to this Section 7;

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then the Company shall or shall cause to be mailed by certified mail to the Holder, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice describing such issuance, distribution, reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding-up or other action and stating (i) the date as of which it is expected that the holders of Common Stock of record entitled to receive any such issuances or distributions are to be determined or (ii) the date on which any such consolidation, amalgamation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange or convert their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, conveyance, transfer, dissolution, liquidation or winding-up.
                         (f) Deferral in Certain Circumstances. In any case in which the provisions of this Section 7 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the Warrant Shares and other shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and (ii) paying to such holder any amount of cash in lieu of fractional shares of capital stock pursuant to Section 4 above; provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder’s right to receive such Additional Shares and such cash or other property.
                         (g) Other Anti-Dilution Provisions. If the Company has issued or issues any securities containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 7, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth in this Warrant and, to the extent inconsistent with any provision of this Warrant, shall be deemed to be substituted therefor.
                         (h) Common Stock Defined. Whenever reference is made in this Section 7 to the issue of shares of Common Stock, the term “Common Stock” shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed or determinable amount in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. However, subject to the provisions of Section 9 hereof, shares issuable upon exercise hereof shall include only Warrant Shares as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 9 hereof.

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                         (i) No Exercise Price Below Par Value. Before taking any action which would cause an adjustment pursuant this Section 7 that would result in the Exercise Price falling below the then par value (if any) of the Warrant Shares, the Company will take any commercially reasonable corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted. Following any adjustment to the Exercise Price pursuant to this Section 7, the amount payable, when adjusted and together with any consideration allocated to the issuance of the Warrants, shall never be less than the par value per Warrant Share at the time of such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that the foregoing requires an adjustment to the Exercise Price and an adjustment to the number of Warrant Shares is not required hereby, the Company will make an adjustment to the number of Warrant Shares issuable upon exercise of the Warrant so that the Holder is treated equitably and does not lose any of the economic benefit of this Warrant.
                    Section 8. Officers’ Certificate. Whenever the number of Warrant Shares purchasable hereunder shall be adjusted as required by the provisions of Section 7, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers’ certificate showing the adjusted number of Warrant Shares purchasable hereunder determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers’ certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers’ certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 5 hereof and the Company shall, forthwith after each such adjustment, mail a copy, by certified mail, of such certificate to the Holder or any such holder.
                    Section 9. Reclassification, Reorganization, Consolidation or Merger. In case of any Reorganization Transaction (as hereinafter defined), this Warrant shall become immediately exercisable for the kind and amount of shares and other securities and property receivable upon such Reorganization Transaction which the Holder of this Warrant would have owned immediately after the Reorganization Transaction if such Holder had exercised this Warrant immediately prior to such Reorganization Transaction and the calculation of the aggregate amount of such shares and other securities and property shall be made without giving effect to any limitation on exercise of the Warrant set forth herein (including without limitation in Section 2(b)). The foregoing provisions of this Section 9 shall similarly apply to successive Reorganization Transactions. For purposes of this Section 9, “Reorganization Transaction” shall mean (excluding any transaction covered by Section 7) any reclassification or capital reorganization of the Company (other than a subdivision or combination of the outstanding Common Stock or a change in the par value of the Common Stock) or any consolidation, amalgamation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing company and that does not

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result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock in connection with such merger, consolidation or amalgamation of the class issuable upon exercise of this Warrant) or any sale, lease, transfer or conveyance to another corporation of all or substantially all of the assets of the Company.
                    Section 10. Transfer Restrictions. The Holder by its acceptance hereof, represents and warrants that it is acquiring the Warrants and any Warrant Shares for its own account and not with a present intent to sell or distribute the Warrants or any Warrant Shares in violation of the United States and state securities laws. Neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws.
                    Section 11. No Impairment; Regulatory Compliance and Cooperation. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.
                    Section 12. Listing on Securities Exchanges. The Company shall use all reasonable efforts to list on each national securities exchange or other trading venue (including the OTC Bulletin Board) on which any Common Stock may at any time be listed or traded, subject to official notice of issuance upon the exercise of this Warrant, and shall use its best efforts to maintain such listing, so long as any other shares of its Common Stock shall be so listed or traded, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall use its best efforts to so list on each national securities exchange or other trading venue, and shall use best efforts to maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange or other trading venue by the Company. Any such listing shall be at the Company’s expense.
                    Section 13. Exclusive Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that

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any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party at its principal office shall be deemed effective service of process on such party.
                    Section 14. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
                    Section 15. Loss or Mutilation. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of Merrill Lynch PCG, Inc. or any of its affiliates shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
                    Section 16. Designated Office. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which shall initially be the principal executive offices of the Company at 300 Madison Avenue, Toledo, Ohio 43604 (the “Designated Office”), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least 10 Business Days prior to the effective date of such change.
                    Section 17. Availability of Information. (a) The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act. The Company shall also cooperate with each Holder of any Warrants and holder of any Warrant Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or Warrant Shares. The provisions of this Section 15 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise.

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                    (b) If at any time the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, Company will promptly furnish at its expense, upon request, for the benefit of Holders from time to time of Warrants and holders from time to time of Warrant Shares, to Holders of Warrants, holders of Warrant Shares and prospective purchasers of Warrants and Warrant Shares information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.
               Section 18. Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued hereunder.
               Section 19. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and to the extent applicable, any Holder of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder. The term “Holder” as used in this Warrant shall, where appropriate to assign such rights to such permitted successors and assigns, be deemed to refer to the transferee holder of such Warrant.
               Section 20. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder thereof.
               Section 21. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.
               Section 22. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
               Section 23. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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               Section 24. Governing Law. This Warrant and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

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               IN WITNESS WHEREOF, the Company has duly caused this Warrant to be executed by and attested by their duly authorized officers and to be dated as of ____________, 2009.

Libbey Inc.
By
	Name:	Susan Kovach
	Title:	Vice President and General Counsel

Address: 300 Madison Avenue Toledo, Ohio 43604 Attention: Susan Kovach, General Counsel Facsimile No.: 419-325-2585

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PURCHASE FORM—CASH EXERCISE
Dated ___________________, ____
               The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____________ shares of Common Stock and hereby makes payment of __________________ in payment of the exercise price thereof.
INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:

(please typewrite or print in block letters)

Address:

Signature:

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PURCHASE FORM—CASHLESS EXERCISE
To Be Executed by the Holder in Order to Exercise Warrants
The undersigned Holder irrevocably elects (i) to exercise _________ Warrants represented by this warrant certificate, and (ii) to surrender _________ Warrants represented by this warrant certificate (with a “Value” of $_______________ based on a “Current Market Price” of $_______________) to purchase the shares of Common Stock issuable upon the exercise of the Warrants exercised hereby, and requests that certificates for such shares shall be issued in the name of:

Name:

Address:

Social Security or Tax Identification Number:

and be delivered to:

Name:

Address:

and, if such number of Warrants exercised and surrendered shall not be all the Warrants evidenced by this warrant certificate, that a new warrant certificate for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated below:

Signature:	Date:

Address:

Social Security or Tax Identification Number:

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ASSIGNMENT FORM
               FOR VALUE RECEIVED, ___ hereby sells, assigns and transfers unto:

Name:

(please typewrite or print in block letters)

Address:

its right to purchase ______ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint ______ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:

Dated                                         ,

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Exhibit E
Form of Series III Exchange Warrant

FORM OF SERIES III WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR INSTRUMENT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION UNDER SAID ACT.

Libbey Inc.
Warrant for the Purchase of Common Stock

Warrant to Purchase • Shares of Common Stock
No. 1
                    FOR VALUE RECEIVED, Libbey Inc. (the “Company”), a Delaware corporation, hereby certifies that MERRILL LYNCH PCG, INC., or each of its registered assignees or transferees (any such Person, a “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined), an aggregate of • fully paid and nonassessable Warrant Shares (as hereinafter defined), at a purchase price per Warrant Share (as hereinafter defined) equal to the Exercise Price (as hereinafter defined). The aggregate number of Warrant Shares to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.
                    Section 1. Definitions. Terms defined in the Debt Exchange Agreement dated as of October 28, 2009 between the Company, Libbey Glass Inc. and the Holder (the “Debt Exchange Agreement”), unless otherwise defined herein are used herein as therein defined. The following additional terms, as used herein, have the following respective meanings:
                    “Additional Shares” means Common Stock other than Warrant Shares.
                    “Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
                    “Appraiser” has the meaning set forth in Section 7(d)(iii).
                    “Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
                    “Cap” has the meaning set forth in Section 2(b).
                    “Common Stock” means the common stock of the Company, par value $0.01 per share and any shares into which such Common Stock may thereafter be converted or changed.
                    “Credit Agreement” means the Credit Agreement, dated as of June 16, 2006, among Libbey Glass Inc. and Libbey Europe B.V., the Company, the other loan parties thereto, the lenders party thereto, JPMorgan Chase Bank, N.A. as administrative agent, LaSalle Bank Midwest National Association, Wells Fargo Foothill, LLC and Fifth Third Bank.
                    “Current Market Price” means for Common Stock the current market price of such Common Stock as determined in accordance with Section 7(c).
                    “Debt Exchange Agreement” has the meaning set forth in the introductory paragraph of Section 1.
                    “Exercise Period” means the period from and including the date hereof to and including 5:00 p.m. (New York City time) on the date representing the ten-year anniversary of the Original Issue Date (or if such day is not a Business Day, the next succeeding Business Day).
                    “Exercise Price” means, with respect to any Warrant Share, an amount equal to $0.01 per share for such Warrant Share.
                    “Floating Rate Notes” has the meaning set forth in Section 2(b).
                    “Original Issue Date” means the date set forth on the signature page hereof.

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                    “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).
                    “Volume Weighted Average Price” with respect to any share Common Stock on any Business Day shall mean the volume weighted average price on the OTC Bulletin Board (or the principal securities exchange upon which the Common Stock is then traded), from 9:30 a.m. to 4:00 p.m. (New York City time) on that Business Day as displayed by Bloomberg.
                    “Warrant Shares” means the Common Stock of the Company deliverable upon exercise of this Warrant, as adjusted from time to time.
                    Section 2. Exercise of Warrant. (a) Subject to the terms set forth in clause (b) below, this Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Company at its principal office at the address set forth on the signature page hereof (or at such other address as the Company may hereafter notify the Holders in writing), with the Purchase Form annexed hereto duly executed and accompanied by proper payment of that portion of the Exercise Price represented by the number of Warrant Shares specified in such form being exercised. Such payment may be made, at the option of the Holders, either (i) by cash, check payable to the order of the Company or wire transfer in an amount equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised or (ii) by electing to receive from the Company the number of Warrant Shares equal to (x) the number of Warrant Shares as to which this Warrant is being exercised minus (y) the number of Warrant Shares having a value, based on the Current Market Price on the trading day immediately prior to the date of such exercise, equal to the product of (aa) the Exercise Price times (bb) the number of Warrant Shares as to which this Warrant is being exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder plus, pursuant to Section 4 below, any cash in lieu of fractional shares upon cashless exercise. Upon receipt by the Company of this Warrant and such Purchase Form, together with the applicable portion of the Exercise Price, at such office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the share register of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. If this Warrant and such Purchase Form are delivered, together with the applicable portion of the Exercise Price, prior to 10:00 a.m., New York City time, the Company will take reasonable best efforts to register such corresponding Warrant Shares in the name of the Holder and deliver (in book-entry form) such corresponding Warrant Shares not later than 9:00 a.m., New York City time, on the following Business Day. The Company shall pay any and all documentary, stamp or similar issue taxes payable in respect of the issue of the Warrant Shares provided that the

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Company shall not be required to pay any taxes payable in respect of the issue or delivery of any Warrant Shares in a name other than that of the registered Holder of the Warrant at the time of exercise.
                         (b) Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised to the extent such exercise would result in the Holder becoming a “beneficial owner” (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 9.5% of the shares of Common Stock outstanding after giving effect to such exercise, taking into account all other securities beneficially owned by the Holder, on the date of such measurement (i) unless the Holder delivers a notice to the Company electing to increase such percentage above 9.5% and more than 65 days have elapsed from the date of such notice, or (ii) unless and only for so long as the Common Stock is not registered or required to be registered under Section 12 of the Exchange Act. The Company shall not repurchase or redeem any shares of Common Stock, or take any similar action, if the effect thereof would cause the Holder to beneficially own over 9.5% of the shares of Common Stock outstanding after giving effect to such exercise. Notwithstanding anything above, in no event shall the Holder, together with its Affiliates (whose ownership of Common Stock would be aggregated with the Holder for determinations of beneficial ownership pursuant to this paragraph), shall not become a beneficial owner of more than 29.5% of the outstanding Common Stock (the “Cap”) (beneficial ownership shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, except that it shall include shares of Common Stock that the Holder or such Affiliates have the right to acquire, whether such right is exercisable immediately or only after the passage of time). The Cap shall not apply if bankruptcy or liquidation proceedings have commenced by or on behalf of the Company. The Cap shall be automatically increased to such higher percentage of Common Stock as may be permitted in the future without triggering change in control covenants in any credit agreement, indenture or management agreement of Parent and/or the Company. By way of example, if the change in control trigger in the Credit Agreement and all of the Company’s management agreements were increased to 33%, the Cap would be increased to 32.5%. In addition, the Cap shall not apply in the event that a change in control or similar event, not caused by actions of the Holder or its Affiliates, occurs and results in repurchase obligations, defaults or acceleration with respect to all credit agreements, indentures or other indebtedness containing such a provision of Parent and/or the Company that contain such change in control covenants that are not otherwise waived (and without regard to consequences under management agreements). For the avoidance of doubt, the parties intend the Cap to prohibit Holder’s purchases of Common Stock from triggering change in control covenants with respect to Parent and the Company’s indebtedness and management agreements unless such covenants are already triggered and not waived as a result of Common Stock purchases by other parties.
                    Section 3. Due Authorization; Reservation of Shares. (a) The Company represents and warrants that this Warrant has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company and entitles the Holder hereof or its assignees to purchase Warrant Shares upon payment to

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the Company of the Exercise Price applicable to such shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery by the Company, upon exercise of this Warrant, shares of Common Stock of the Company from time to time issuable or deliverable upon exercise of this Warrant. All such shares have been duly authorized and, if newly-issued, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.
                         (b) The Company represents and warrants that the execution and delivery by it of this Warrant does not require any action by or in respect of, or filing with, any federal, New York or Delaware governmental body, agency or official and does not contravene or constitute a default under or violation of (i) any provision of federal, New York or Delaware law or regulation, (ii) the charter or by-laws of the Company or any of its subsidiaries, (iii) any agreement to which the Company or any of its subsidiaries is a party or (iv) any judgment, injunction, order, decree or other instrument binding upon the Company or any of its subsidiaries, except in the case of clauses (i), (iii) and (iv) any defaults or violations that individually or in the aggregate would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole or the consummation of the transactions contemplated hereby.
                    Section 4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof (including a cashless exercise), the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price of one share of Common Stock.
                    Section 5. Exchange, Transfer and Assignment. This Warrant is exchangeable, at any time and from time to time, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of Warrant Shares. Subject to Section 10 hereof, the Holder of this Warrant shall be entitled to assign or transfer its interest in this Warrant (including the associated registration rights) in whole or in part to any person or persons. Upon surrender of this Warrant to the Company, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name in such instrument of assignment or transfer and, if the Holder’s entire interest is not being assigned or transferred, in the name of the Holder, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged.

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                    Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company prior to the exercise of the Warrant, or after the exercise of the Warrant with respect to any unexercised Warrant Shares, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.
                    Section 7. Anti-Dilution Provisions. The number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment from time to time as follows:
                         (a) Stock Dividends, Splits, Combinations, Subdivision, Consolidation Reclassifications, etc. If the Company at any time (i) shall declare a dividend or make a distribution on its Common Stock payable in shares in its share capital (whether shares of Common Stock or of shares of any other class), (ii) shall subdivide shares of its Common Stock into a greater number of shares, (iii) shall combine or have combined or effect a consolidation of its outstanding Common Stock into a smaller number of shares or (iv) shall issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing company), other securities of the Company, the number of shares the Holder shall be entitled to purchase upon exercise of the Warrant shall be adjusted to include the aggregate number and kind of shares of capital stock of the Company which, if the Warrant had been exercised immediately prior to such event, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, consolidation or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.
                         (b) Distribution of Evidences of Indebtedness or Assets. If the Company at any time shall fix a record date for the making of a distribution or dividend to all holders of its Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing company) of evidences of its indebtedness or assets (excluding dividends paid in or distributions of Company share capital for which the number of Warrant Shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section 7 or regular cash dividends or distributions payable out of earnings or surplus and made in the ordinary course of business) the number of Warrant Shares purchasable hereunder after such record date shall be determined by multiplying the number of Warrant Shares purchasable hereunder immediately prior to such record date by a fraction, of which the denominator shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in the good faith, reasonable judgment of the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness to be distributed in respect of one share of Common Stock, and the numerator shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective immediately after such record date. Such adjustment shall be made whenever such a record date is fixed; and in the event that such distribution

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is not so made, the number of Warrant Shares purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to such record date.
                         (c) Determination of Market Price. For the purpose of any computation under Section 4 or subsection (b) of this Section 7, the Current Market Price per share of Common Stock on any record date shall be the average of the current market value, determined as set forth below, of Common Stock for the 20 consecutive Business Days prior to the date in question.
                    (i) If the Common Stock is listed on a U.S. national securities exchange or admitted to unlisted trading privileges on such an exchange, including if the Common Stock is traded on the OTC Bulletin Board, the current market value shall be the Volume Weighted Average Price of Common Stock (appropriately adjusted to take into account the occurrence during such period of stock splits and similar events); or
                    (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last bid and asked prices reported on such Business Day (x) by the National Association of Securities Dealers Automatic Quotation System or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated; or
                    (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be such value as agreed upon by the Company and the Holder or, if the Company and the Holder cannot otherwise agree, the current market value shall be determined by an independent nationally recognized investment banking firm experienced in valuing businesses (an “Appraiser”) jointly chosen by the Holder and the Company or, if the Holder and the Company cannot agree on the selection of an Appraiser within 10 Business Days, then each of the Company and the Holder shall choose an Appraiser within 10 Business Days of the end of such first 10-day period, and the current market value shall be the value agreed upon by such Appraisers or, if the two Appraisers cannot so agree, the value of a third Appraiser, which third Appraiser shall be chosen by the two Appraisers. All expenses of the Appraiser(s) shall be paid by the Company.
                         (d) Shares Other Than Common Stock. In the event that at any time, as a result of an adjustment made pursuant to subsection (a) of this Section 7, the Holder shall become entitled to receive any shares in the share capital of the Company other than Common Stock, thereafter the number of such other shares so receivable upon

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exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 7, and the provisions of this Warrant with respect to the Common Stock shall apply on like terms to any such other shares.
                    (e) Notice of Certain Actions. In the event that at any time:
     (A) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company, share capital for which the number of Warrant Shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section 7 or regular cash dividends or distributions payable out of earnings or surplus and made in the ordinary course of business); or
     (B) the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision, consolidation or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation, amalgamation or merger to which the Company is a party, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety; or
     (C) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or
     (D) the Company or any subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); or
     (E) the Company shall propose to take any other action that would require an adjustment of the number of Warrant Shares purchasable hereunder pursuant to this Section 7;
then the Company shall or shall cause to be mailed by certified mail to the Holder, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice describing such issuance, distribution, reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding-up or other action and stating (i) the date as of which it is expected that the holders of Common Stock of record

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entitled to receive any such issuances or distributions are to be determined or (ii) the date on which any such consolidation, amalgamation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange or convert their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, conveyance, transfer, dissolution, liquidation or winding-up.
                         (f) Deferral in Certain Circumstances. In any case in which the provisions of this Section 7 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the Warrant Shares and other shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and (ii) paying to such holder any amount of cash in lieu of fractional shares of capital stock pursuant to Section 4 above; provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder’s right to receive such Additional Shares and such cash or other property.
                         (g) Other Anti-Dilution Provisions. If the Company has issued or issues any securities containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 7, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth in this Warrant and, to the extent inconsistent with any provision of this Warrant, shall be deemed to be substituted therefor.
                         (h) Common Stock Defined. Whenever reference is made in this Section 7 to the issue of shares of Common Stock, the term “Common Stock” shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed or determinable amount in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. However, subject to the provisions of Section 9 hereof, shares issuable upon exercise hereof shall include only Warrant Shares as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 9 hereof.
                         (i) No Exercise Price Below Par Value. Before taking any action which would cause an adjustment pursuant this Section 7 that would result in the Exercise Price falling below the then par value (if any) of the Warrant Shares, the Company will take any commercially reasonable corporate action which may, in the

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opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted. Following any adjustment to the Exercise Price pursuant to this Section 7, the amount payable, when adjusted and together with any consideration allocated to the issuance of the Warrants, shall never be less than the par value per Warrant Share at the time of such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that the foregoing requires an adjustment to the Exercise Price and an adjustment to the number of Warrant Shares is not required hereby, the Company will make an adjustment to the number of Warrant Shares issuable upon exercise of the Warrant so that the Holder is treated equitably and does not lose any of the economic benefit of this Warrant.
                    Section 8. Officers’ Certificate. Whenever the number of Warrant Shares purchasable hereunder shall be adjusted as required by the provisions of Section 7, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers’ certificate showing the adjusted number of Warrant Shares purchasable hereunder determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers’ certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers’ certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 5 hereof and the Company shall, forthwith after each such adjustment, mail a copy, by certified mail, of such certificate to the Holder or any such holder.
                    Section 9. Reclassification, Reorganization, Consolidation or Merger. In case of any Reorganization Transaction (as hereinafter defined), this Warrant shall become immediately exercisable for the kind and amount of shares and other securities and property receivable upon such Reorganization Transaction which the Holder of this Warrant would have owned immediately after the Reorganization Transaction if such Holder had exercised this Warrant immediately prior to such Reorganization Transaction and the calculation of the aggregate amount of such shares and other securities and property shall be made without giving effect to any limitation on exercise of the Warrant set forth herein (including without limitation in Section 2(b)). The foregoing provisions of this Section 9 shall similarly apply to successive Reorganization Transactions. For purposes of this Section 9, “Reorganization Transaction” shall mean (excluding any transaction covered by Section 7) any reclassification or capital reorganization of the Company (other than a subdivision or combination of the outstanding Common Stock or a change in the par value of the Common Stock) or any consolidation, amalgamation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing company and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock in connection with such merger, consolidation or amalgamation of the class issuable upon exercise of this Warrant) or any sale, lease, transfer or conveyance to another corporation of all or substantially all of the assets of the Company.

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                    Section 10. Transfer Restrictions. The Holder by its acceptance hereof, represents and warrants that it is acquiring the Warrants and any Warrant Shares for its own account and not with a present intent to sell or distribute the Warrants or any Warrant Shares in violation of the United States and state securities laws. Neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws.
                    Section 11. No Impairment; Regulatory Compliance and Cooperation. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.
                    Section 12. Listing on Securities Exchanges. The Company shall use all reasonable efforts to list on each national securities exchange or other trading venue (including the OTC Bulletin Board) on which any Common Stock may at any time be listed or traded, subject to official notice of issuance upon the exercise of this Warrant, and shall use its best efforts to maintain such listing, so long as any other shares of its Common Stock shall be so listed or traded, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall use its best efforts to so list on each national securities exchange or other trading venue, and shall use best efforts to maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange or other trading venue by the Company. Any such listing shall be at the Company’s expense.
                    Section 13. Exclusive Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on

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such party at its principal office shall be deemed effective service of process on such party.
                    Section 14. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
                    Section 15. Loss or Mutilation. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of Merrill Lynch PCG, Inc. or any of its affiliates shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
                    Section 16. Designated Office. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which shall initially be the principal executive offices of the Company at 300 Madison Avenue, Toledo, Ohio 43604 (the “Designated Office”), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least 10 Business Days prior to the effective date of such change.
                    Section 17. Availability of Information. (a) The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act. The Company shall also cooperate with each Holder of any Warrants and holder of any Warrant Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or Warrant Shares. The provisions of this Section 15 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise.
                         (b) If at any time the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, Company will promptly furnish at its expense, upon request, for the benefit of Holders from time to time of Warrants and holders from time to time of Warrant Shares, to Holders of Warrants, holders of Warrant

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Shares and prospective purchasers of Warrants and Warrant Shares information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.
                    Section 18. Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued hereunder.
                    Section 19. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and to the extent applicable, any Holder of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder. The term “Holder” as used in this Warrant shall, where appropriate to assign such rights to such permitted successors and assigns, be deemed to refer to the transferee holder of such Warrant.
                    Section 20. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder thereof.
                    Section 21. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.
                    Section 22. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
                    Section 23. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
                    Section 24. Governing Law. This Warrant and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

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                    IN WITNESS WHEREOF, the Company has duly caused this Warrant to be executed by and attested by their duly authorized officers and to be dated as of _________, 2009.

Libbey Inc.
By
Name: Susan Kovach
Title: Vice President and General Counsel

Address: 300 Madison Avenue Toledo, Ohio 43604
Attention: Susan Kovach, General Counsel
Facsimile No.: 419-325-2585

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PURCHASE FORM—CASH EXERCISE
Dated ___________________, ____
                    The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Common Stock and hereby makes payment of _________ in payment of the exercise price thereof.
INSTRUCTIONS FOR REGISTRATION OF STOCK
Name:

(please typewrite or print in block letters)
Address:

Signature:

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PURCHASE FORM—CASHLESS EXERCISE
To Be Executed by the Holder in Order to Exercise Warrants
The undersigned Holder irrevocably elects (i) to exercise _________ Warrants represented by this warrant certificate, and (ii) to surrender _________  Warrants represented by this warrant certificate (with a “Value” of $____________ based on a “Current Market Price” of $____________) to purchase the shares of Common Stock issuable upon the exercise of the Warrants exercised hereby, and requests that certificates for such shares shall be issued in the name of:
Name:

Address:

Social Security or Tax Identification Number:

and be delivered to:
Name:

Address:

and, if such number of Warrants exercised and surrendered shall not be all the Warrants evidenced by this warrant certificate, that a new warrant certificate for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated below:

Signature:	Date:

Address:

Social Security or Tax Identification Number:

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ASSIGNMENT FORM
                    FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto:
Name:

(please typewrite or print in block letters)
Address:

its right to purchase _________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.
Signature:

Dated ________________, _____

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Exhibit F
Reaffirmation Agreement
See Exhibit 4.2 to this Form 8-K

Exhibit G
CERTIFICATION AS TO BENEFICIAL OWNERSHIP OF
CERTAIN EQUITY SECURITIES OF LIBBEY INC.
          The undersigned,                     , as the transferee (“Transferee”) receiving Exchange Warrants or Common Stock (each as defined in the Debt Exchange Agreement, dated October 28, 2009, among Libbey Inc. (the “Company”), Libbey Glass Inc. and Merrill Lynch PCG, Inc., the “Debt Exchange Agreement”), hereby certifies, pursuant to Section 3.8(a) of the Debt Exchange Agreement, that, immediately prior to the transfer contemplated hereby (the “Transfer”), as calculated pursuant to Rules 13d-3 and 13d-5 of the Securities Act of 1933, as amended, it:
☐	Beneficially owns more than five (5%) of the outstanding shares of Common Stock of the Company (in such case, Transferee is a “5% Holder”)

☐	Does not beneficially owns more than five (5%) of the outstanding shares of Common Stock of the Company.
     Further, if Transferee is a 5% Holder, Transferee, as a condition to the Transfer, hereby:
☐	Agrees to be bound by all obligations set forth in Sections 3.1 and 3.8 of the Debt Exchange Agreement that the Investor (as defined in the Debt Exchange Agreement) must comply with. For the avoidance of doubt, Transferee will not be subject to any other obligations of the Investor set forth in the Debt Exchange Agreement.
[Signature Page Follows]

Executed as of the date set forth below under the laws of the State of Delaware.

Name:
Address:

Date:

Accepted:

By:

Date:

Exhibit H
CERTIFICATION AS TO AFFILIATION WITH
CERTAIN COMPETITORS OF LIBBEY INC.
          The undersigned,                     , as the transferee (“Transferee”) receiving Exchange Warrants or Common Stock (each as defined in the Debt Exchange Agreement, dated October 28, 2009, among Libbey Inc. (the “Company”), Libbey Glass Inc. and Merrill Lynch PCG, Inc., the “Debt Exchange Agreement”), hereby certifies, pursuant to Section 3.8(b) of the Debt Exchange Agreement, that, immediately prior to the transfer contemplated hereby, it is not an Affiliate (as defined in the Debt Exchange Agreement) of any entity listed on Schedule 3.8 to the Debt Exchange Agreement.
[Signature Page Follows]

     Executed as of the date set forth below under the laws of the State of Delaware.

Name:
Address:

Date:

Accepted:

By:

Date:

Schedule 3.8
Paşabahçe or Şişecam Holding
Arc International or any of its Affiliates, including Arc North America
Anchor Hocking or any of its Affiliates

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